UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 16, 2010

PHOENIX FOOTWEAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31309	15-0327010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106
Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including are code (760) 602-9688

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 16, 2010, Phoenix Footwear Group, Inc. (the “Company”) issued a press release announcing its final financial results for the nine months ended October 2, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Additional Information

On October 26, 2010, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) seeking stockholder approval for the proposed transaction described in this communication. Subject to SEC review of the preliminary proxy statement, the Company will be filing a definitive proxy statement and other relevant documents with the SEC with respect to the transaction and other matters to be addressed at a special meeting of stockholders. INVESTORS SHOULD READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement, and any other relevant documents, free of charge at the SEC’s website, http://www.sec.gov and at www.envisionreports.com/pxg. Copies of the proxy statement, and other relevant documents, can also be obtained by directing a request to the Company at 5840 El Camino Real, Suite 106, Carlsbad, California 92008., Attention: Corporate Secretary. The respective directors and executive officers of Phoenix Footwear Group, Inc., including its Chairman and Chief Executive Officer, James R. Riedman, may be deemed to be participants in the solicitation of proxies with respect to the special meeting. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC.”

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued November 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
(Registrant)

Date: November 16, 2010	/S/ DENNIS T. NELSON
Dennis T. Nelson
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued November 16, 2010